Steben Managed Futures Strategy Fund

Supplement dated January 31, 2018

to the Summary Prospectus dated July 28, 2017

Steben & Company, Inc., the investment manager to the Steben Managed Futures Strategy Fund, has entered into a new trading advisory agreement with Welton Investment Partners, LLC with the approval of the Fund’s Board of Trustees. Effective January 29, 2018, Steben allocated a portion of the Fund’s assets to Welton to manage according to the Welton Trend Program. Accordingly, the following section of the Summary Prospectus is modified as follows.

The “Trading Advisors” paragraph on page 7 of the Summary Prospectus is restated as follows:

Trading Advisors | Millburn Ridgefield Corporation, PGR Capital LLP, Revolution Capital Management LLC, Crabel Capital Management, LLC and Welton Investment Partners, LLC each serve as one of the Fund’s Trading Advisors with respect to the managed futures strategy of the Fund.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE